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                                                                  EXHIBIT 10.3.3


                        GUARANTY OF RECOURSE OBLIGATIONS

                  This GUARANTY OF RECOURSE OBLIGATIONS (this "GUARANTY"), dated as of November 25, 2002, made by LODGIAN, INC., a Delaware corporation ("GUARANTOR"), having an address at 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326, in favor of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, having an office at 4 World Financial Center, New York, New York 10080 (together with its successors, transferees and assigns, "MEZZANINE LENDER").

                                    RECITALS:

                  A. Pursuant to that certain Mezzanine Loan Agreement, dated as of the date hereof (as the same may be amended, modified, supplemented or restated from time to time, the "MEZZANINE LOAN AGREEMENT"), among the Borrowers named therein (each, a "MEZZANINE BORROWER", and collectively, the "MEZZANINE BORROWERS"), and Mezzanine Lender, Mezzanine Lender has agreed to make a loan to the Mezzanine Borrowers in the aggregate original principal amount of up to $78,671,201.00 (the "LOAN"), subject to the terms and conditions of the Mezzanine Loan Agreement;

                  B. As a condition to Mezzanine Lender's making the Loan, Mezzanine Lender is requiring that Guarantor execute and deliver to Mezzanine Lender this Guaranty; and

                  C. Guarantor hereby acknowledges that Guarantor holds a direct and/or indirect ownership interest in each Mezzanine Borrower and that Guarantor will materially benefit from Mezzanine Lender's agreeing to make the Loan.

                  NOW, THEREFORE, in consideration of the premises set forth herein and as an inducement for and in consideration of the agreement of Mezzanine Lender to make the Loan pursuant to the Mezzanine Loan Agreement and the other Loan Documents, Guarantor hereby agrees, covenants, represents and warrants to Mezzanine Lender as follows:

                  SECTION 1. DEFINITIONS. All capitalized terms used and not defined herein shall have the respective meanings given such terms in the Mezzanine Loan Agreement.

                  SECTION 2. GUARANTY.

                  (a) Guarantor (but not its members, partners, employees, shareholders, agents, directors or officers) hereby irrevocably, absolutely and unconditionally assumes liability for, guarantees payment to Mezzanine Lender of, and agrees to pay, protect, defend, indemnify and save harmless Mezzanine Lender from and against any and all Guaranteed Recourse Obligations of Mezzanine Borrowers (as hereinafter defined).

The obligations which are the subject of the guaranty referred to in this
Section 2 are hereinafter collectively referred to as the "GUARANTEED OBLIGATIONS".

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                  (b)      The term "GUARANTEED RECOURSE OBLIGATIONS OF
MEZZANINE BORROWERS" as used in this Guaranty shall mean all obligations and liabilities for which Mezzanine Borrowers shall be personally liable under the provisions of Section 12.2 of the Mezzanine Loan Agreement.

                  (c) All sums payable to Mezzanine Lender under this Guaranty shall be payable on demand and without reduction for any offset, claim, counterclaim or defense.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to Mezzanine Lender as follows (which representations and warranties shall be given as of the date hereof and shall survive the execution and delivery of this Guaranty):

                  (a) DUE EXECUTION. This Guaranty has been duly executed and delivered by Guarantor.

                  (b) ENFORCEABILITY. This Guaranty constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, or application of general principles of equity in any legal proceeding.

                  (c) NO VIOLATION. The execution, delivery and performance by Guarantor of its obligations under this Guaranty do not violate any law, regulation, order, writ, injunction or decree of any court or governmental body, agency or other instrumentality applicable to Guarantor, or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the assets of Guarantor pursuant to the terms of any mortgage, indenture, agreement or instrument to which Guarantor is a party or by which it or any of its properties is bound. Guarantor is not in default under any other guaranty which it has provided to Mezzanine Lender.

                  (d) NO LITIGATION. Except as disclosed on Schedule 4.9 to the Mezzanine Loan Agreement, there are no actions, suits or proceedings at law or at equity, pending or, to Guarantor's knowledge, threatened against or affecting Guarantor or which involve or could reasonably be expected to involve the validity or enforceability of this Guaranty or which might materially adversely affect the financial condition of Guarantor or the ability of Guarantor to perform any of its obligations under this Guaranty. Guarantor is not in default beyond any applicable grace or cure period with respect to any order, writ, injunction, decree or demand of any Governmental Authority which might materially adversely affect the financial condition of Guarantor or the ability of Guarantor to perform any of its obligations under this Guaranty.

                  (e) CONSENTS. All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, all Governmental Authorities (collectively, the "CONSENTS") that are required in connection with the valid execution, delivery and performance by Guarantor of this Guaranty have been obtained and Guarantor agrees that all Consents required in connection with the carrying out or performance of any of Guarantor's obligations under this Guaranty will be obtained when required.


                                       2

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                  (f)      FINANCIAL STATEMENTS AND OTHER INFORMATION. All
financial statements of Guarantor heretofore delivered to Mezzanine Lender fairly present the financial condition of Guarantor as of the respective dates thereof, and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof. None of the aforesaid financial statements or any certificate or statement furnished to Mezzanine Lender by or on behalf of Guarantor in connection with the transactions contemplated hereby, and none of the representations and warranties in this Guaranty contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not materially misleading. Guarantor is not insolvent within the meaning of the Bankruptcy Code or any other applicable law, code or regulation and the execution, delivery and performance of this Guaranty will not render Guarantor insolvent.

                  SECTION 4. FINANCIAL STATEMENTS. Guarantor hereby agrees for the benefit of Mezzanine Lender that Guarantor will deliver to Mezzanine Lender each of the financial statements required to be delivered pursuant to Section
5.1 of the Mezzanine Loan Agreement.

                  SECTION 5. NET WORTH COVENANT. Guarantor hereby covenants to maintain a Net Worth of at least $10,000,000 in the aggregate from the date hereof until such time as all obligations of Mezzanine Borrowers under the Loan Documents shall have been fully satisfied and all sums due and owing under the Loan Documents and this Guaranty shall have been fully paid to Mezzanine Lender. For purposes hereof, "NET WORTH" means (x) the assets of Guarantor minus (y) the liabilities of Guarantor, all determined in accordance with GAAP; provided, however, notwithstanding the foregoing, for so long as any preferred stock outstanding as of the Closing Date remains outstanding, such preferred stock shall be excluded from liabilities and shall be deemed to constitute equity for the purpose of determining Guarantor's Net Worth. From time to time, at Mezzanine Lender's request, Guarantor shall provide to Mezzanine Lender, within twenty (20) days after written request by Mezzanine Lender, such evidence of Guarantor's compliance with the terms of this Section 5 as Mezzanine Lender shall reasonably require.

         SECTION 6. UNCONDITIONAL CHARACTER OF OBLIGATIONS OF GUARANTOR.

                  (a) The obligations of Guarantor hereunder shall be irrevocable, absolute and unconditional, irrespective of the validity, regularity or enforceability, in whole or in part, of the Note, the Mezzanine Loan Agreement, the Pledge Agreement or the other Loan Documents or any provision thereof, or the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any Mezzanine Borrower, Guarantor or any other Person or any action to enforce the same, any failure or delay in the enforcement of the obligations of Mezzanine Borrowers under the Note, the Mezzanine Loan Agreement, the Pledge Agreement, the Jekyll Island Mortgage or any other Loan Documents or Guarantor under this Guaranty, or any setoff, counterclaim, and irrespective of any other circumstances which might otherwise limit recourse against Guarantor by Mezzanine Lender or constitute a legal or equitable discharge or defense of a guarantor or surety. Mezzanine Lender may enforce the obligations of Guarantor under this Guaranty by a proceeding at law, in equity or otherwise, independent of any loan foreclosure or similar proceeding or any deficiency action against Mezzanine Borrowers or any other Person at any time, either before or after an action against the Properties or any of them or any part thereof, Mezzanine Borrowers or any other Person. THIS GUARANTY IS A GUARANTY OF PAYMENT AND PERFORMANCE AND NOT MERELY A

GUARANTY OF COLLECTION. Guarantor waives diligence, notice of acceptance of this Guaranty, filing of claims with any court, any proceeding to enforce any provision of the Note, the Mezzanine Loan Agreement, the Pledge Agreement, the Jekyll Island Mortgage or any other Loan Documents, against Guarantor, Mezzanine Borrowers or any other Person, any right to require a proceeding first against Mezzanine Borrowers or any other Person, or to exhaust any security (including, without limitation, the Collateral or Properties or any of them or any part thereof) for the performance of the Guaranteed Obligations or any other obligations of Mezzanine Borrowers or any other Person, or any protest, presentment, notice of default (except as may be expressly required under the Loan Documents) or other notice or demand whatsoever, and Guarantor hereby covenants and agrees that Guarantor shall not be discharged of its obligations hereunder.

                  (b) The obligations of Guarantor under this Guaranty, and the rights of Mezzanine Lender to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by any of the following:

                           (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting any Mezzanine Borrower, any Property or any part thereof, Guarantor or any other Person;

                           (ii) any failure by Mezzanine Lender or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of the Mezzanine Loan Agreement, or any other Loan Documents, or any document or instrument relating thereto;

                           (iii) except (A) with respect to activities occurring after the date of a Permitted Assumption or, (B) activities relating to a Collateral Release after the date thereof, the sale, transfer or conveyance of any Collateral or Property or any interest therein to any Person, whether now or hereafter having or acquiring an interest in any Collateral or Property or any interest therein and whether or not pursuant to any foreclosure, trustee sale or similar proceeding against any Mezzanine Borrower or any Collateral or Property or any interest therein;

                           (iv) the conveyance to Mezzanine Lender, any Affiliate of Mezzanine Lender or Mezzanine Lender's nominee of any Property or any interest therein by a deed-in-lieu of foreclosure;

                           (v) the release of any Mezzanine Borrower or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law or otherwise;

                           (vi) the release in whole or in part of any collateral for any or all Guaranteed Obligations or for the Loan or any portion thereof; or

                           (vii) the exercise by Mortgage Lender of any remedies made available to Mortgage Lender pursuant to the terms of the Mortgage Loan Documents, including, without limitation, foreclosure or similar remedies under any Deeds of Trust encumbering Mortgage Borrower's interest in any Property except with respect to actions taken by the


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

         Mortgage Lender following the Mortgage Lender succeeding to the interests of the Mortgage Borrowers in and to the Properties.

                  (c) Except as otherwise specifically provided in this Guaranty, Guarantor hereby expressly and irrevocably waives all defenses in an action brought by Mezzanine Lender to enforce this Guaranty based on claims of waiver, release, surrender, alteration or compromise and all setoffs, reductions, or impairments, whether arising hereunder or otherwise.

                  (d) Mezzanine Lender may deal with Mezzanine Borrowers and Affiliates of Mezzanine Borrowers in the same manner and as freely as if this Guaranty did not exist and shall be entitled, among other things, to grant Mezzanine Borrowers or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by Mezzanine Lender, at any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of Guarantor hereunder.

                  (e) No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent, delay, omission, failure to act or other action with respect to, any liability or obligation under or with respect to, or of any of the terms, covenants or conditions of, the Note, the Mezzanine Loan Agreement, the Pledge Agreement, the Jekyll Island Mortgage or the other Loan Documents or any amendment, modification or other change of any legal requirement shall in any way alter, impair or affect any of the obligations of Guarantor hereunder, and Guarantor agrees that if any Loan Documents are modified with Mezzanine Lender's consent, the Guaranteed Obligations shall automatically be deemed modified to include such modifications.

                  (f) Mezzanine Lender may proceed to protect and enforce any or all of its rights under this Guaranty by suit in equity or action at law, whether for the specific performance of any covenants or agreements contained in this Guaranty or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by Guarantor. Each and every remedy of Mezzanine Lender shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

                  (g) No waiver shall be deemed to have been made by Mezzanine Lender of any rights hereunder unless the same shall be in writing and signed by Mezzanine Lender, and any such waiver shall be a waiver only with respect to the specific matter involved and shall in no way impair the rights of Mezzanine Lender or the obligations of Guarantor to Mezzanine Lender in any other respect or at any other time.

                  (h) At the option of Mezzanine Lender, Guarantor may be joined in any action or proceeding commenced by Mezzanine Lender against Mezzanine Borrowers in connection with or based upon the Note, the Mezzanine Loan Agreement, the Pledge Agreement, the Jekyll Island Mortgage or any other Loan Documents and recovery may be had against Guarantor in such action or proceeding or in any independent action or proceeding against Guarantor to the extent of Guarantor's liability hereunder, without any requirement that Mezzanine Lender first assert, prosecute or exhaust any remedy or claim against Mezzanine Borrowers or any other Person, or any security for the obligations of Mezzanine Borrowers or any other Person.


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

                  (i) Guarantor agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment is made by Mezzanine Borrowers or Guarantor to Mezzanine Lender and such payment is rescinded or must otherwise be returned by Mezzanine Lender (as determined by Mezzanine Lender in its sole and absolute discretion) upon insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting any Mezzanine Borrower or Guarantor, all as though such payment had not been made.

                  (j) In the event that Guarantor shall advance or become obligated to pay any sums under this Guaranty or in connection with the Guaranteed Obligations or in the event that for any reason whatsoever any Mezzanine Borrower or any subsequent owner of any Property or Collateral or any part thereof is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that (i) the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to the lien, the time of payment and in all other respects to all sums, including principal and interest and other amounts, at any time owed to Mezzanine Lender under the Loan Documents, and (ii) Guarantor shall not be entitled to enforce or receive payment thereof until all principal, interest and other sums due pursuant to the Loan Documents have been paid in full. Nothing herein contained is intended or shall be construed to give Guarantor any right of subrogation in or under the Loan Documents or any right to participate in any way therein, or in the right, title or interest of Mezzanine Lender in or to any collateral for the Loan, notwithstanding any payments made by Guarantor under this Guaranty, until the actual and irrevocable receipt by Mezzanine Lender of payment in full of all principal, interest and other sums due with respect to the Loan or otherwise payable under the Loan Documents. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when any such sums due and owing to Mezzanine Lender shall not have been fully paid, such amount shall be paid by Guarantor to Mezzanine Lender for credit and application against such sums due and owing to Mezzanine Lender. The foregoing shall not prohibit Mezzanine Borrowers from using the proceeds of the Loan for any permitted use under the Mezzanine Loan Agreement, including, without limitation, the making of distributions to Guarantor.

                  (k) Guarantor's obligations hereunder shall survive a foreclosure, delivery of a deed-in-lieu of foreclosure, the exercise of any power of sale or similar proceeding involving any Collateral or any part thereof and the exercise by Mezzanine Lender of any or all of its remedies pursuant to the Loan Documents. Notwithstanding the foregoing to the contrary, the obligations and liabilities of Guarantor under this Guaranty shall survive for a period of two (2) years following payment in full of the Obligations in accordance with the terms of the Loan Documents, provided, however, in the event that any Guaranteed Obligations or liabilities of the Guarantor under this Guaranty shall have arisen prior to the expiration of such period, then in any such event the foregoing survival period shall not apply and the obligations and liabilities of Guarantor hereunder shall survive.

                  SECTION 7. ENTIRE AGREEMENT/AMENDMENTS. THIS INSTRUMENT REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF. THE TERMS OF THIS GUARANTY SHALL NOT BE WAIVED, ALTERED, MODIFIED, AMENDED, SUPPLEMENTED OR


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TERMINATED IN ANY MANNER WHATSOEVER EXCEPT BY WRITTEN INSTRUMENT SIGNED BY
MEZZANINE LENDER AND GUARANTOR.

                  SECTION 8. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon Guarantor, and its successors and assigns, may not be assigned or delegated by Guarantor and shall inure to the benefit of Mezzanine Lender and its successors and assigns. Mezzanine Lender shall have the right to assign this Guaranty and the obligations hereunder in connection with any assignment or transfer of all or any portion of the Loan or any interest therein. All references to "Mezzanine Lender" hereunder shall be deemed to include the successors and assigns of Mezzanine Lender and the parties hereto acknowledge that actions taken by Mezzanine Lender hereunder may be taken by Mezzanine Lender's agents and by the agents of the successors and assigns of Mezzanine Lender.

                  SECTION 9. APPLICABLE LAW AND CONSENT TO JURISDICTION. This Guaranty shall be governed by, and construed in accordance with, the substantive laws of the State of New York. Guarantor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought in a court of record in the City and County of New York or in the Courts of the United States of America located in the Southern District of New York, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Guarantor irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process to Guarantor at its address set forth on the first page hereof. Nothing in this Section 9, however, shall affect the right of Mezzanine Lender to serve legal process in any other manner permitted by law or affect the right of Mezzanine Lender to bring any suit, action or proceeding against Guarantor or its property in the courts of any other jurisdictions.

                  SECTION 10. SECTION HEADINGS. The headings of the sections and paragraphs of this Guaranty have been inserted for convenience of reference only and shall in no way define, modify, limit or amplify any of the terms or provisions hereof.

                  SECTION 11. SEVERABILITY. Any provision of this Guaranty which may be determined by any competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Guarantor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                  SECTION 12. WAIVER OF TRIAL BY JURY. EACH OF GUARANTOR AND MEZZANINE LENDER HEREBY WAIVES THE RIGHT OF TRIAL BY JURY IN ANY LITIGATION, ACTION OR PROCEEDING ARISING HEREUNDER OR IN CONNECTION THEREWITH.

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

                  SECTION 13. OTHER GUARANTIES; SINGULAR AND PLURAL; JOINT AND SEVERAL LIABILITY.

                  (a) The obligations of Guarantor hereunder are separate and distinct from, and in addition to, the obligations of Guarantor now or hereafter arising under the other guaranties pursuant to which Guarantor has guaranteed the payment and performance of certain other obligations of Mezzanine Borrowers described therein.

                  (b) If there is more than one entity comprising Guarantor, all references to Guarantor herein shall be to Guarantor (but not its members, partners, employees, shareholders, agents, directors or officers) or any one or more of them. All obligations and liabilities of Guarantor hereunder are in addition to, not in lieu of and are independent of: (i) all obligations of Mezzanine Borrowers under any other Loan Document, including the Note and the Mezzanine Loan Agreement; and (ii) any obligation of Guarantor under any other Loan Document to which Guarantor is a party.

                  (c) If there is more than one entity comprising Guarantor, all obligations of Guarantor hereunder shall be joint and several.

                  SECTION 14. NOTICES. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder to Mezzanine Lender or Guarantor or which are given to Mezzanine Lender or Guarantor with respect to this Guaranty shall be in writing and shall be delivered to Mezzanine Lender at the address set forth in Section 14.5 of the Mezzanine Loan Agreement and to Guarantor at the address set forth on the first page hereof, each in the manner provided in Section 14.5 of the Mezzanine Loan Agreement. Guarantor agrees to give Mezzanine Lender not less than ten (10) days' prior written notice of any change in the location of Guarantor's principal place of business.

                  SECTION 15. GUARANTOR'S RECEIPT OF LOAN DOCUMENTS. Guarantor by its execution hereof acknowledges receipt of true copies of all of the Loan Documents, the terms and conditions of which are hereby incorporated herein by reference.

                  SECTION 16. INTEREST; EXPENSES.

                  (a) If Guarantor fails to pay all or any sums due hereunder within ten (10) days of demand by Mezzanine Lender, the amount of such sums payable by Guarantor to Mezzanine Lender shall bear interest from the date of demand until paid at the Default Rate in effect from time to time.

                  (b) Guarantor hereby agrees to pay all reasonable out of pocket costs, charges and expenses, including, without limitation, reasonable attorneys' fees and disbursements, that may be incurred by Mezzanine Lender in enforcing the covenants, agreements, obligations and liabilities of Guarantor under this Guaranty.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]


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


                  IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

                                        GUARANTOR:

                                        LODGIAN, INC., a Delaware
                                        corporation



                                        By:  /s/ Daniel E. Ellis
                                            ------------------------------------
                                            Name:   Daniel E. Ellis
                                            Title:  Vice President and Secretary